EXHIBIT 10.10

                             INCENTIVE STOCK OPTION

                                   GRANTED BY

                                  DYNAGEN, INC.
                       (hereinafter called the "Company")

                                       TO

                                Steven Georgiev
                         -------------------------------
                        (hereinafter called the "Holder")

                                    UNDER THE

                             1998 STOCK OPTION PLAN


         For valuable consideration, the receipt of which is hereby acknowledged, the Company hereby grants to the Holder the following option:

         FIRST: Subject to the terms and conditions hereinafter set forth, the Holder is hereby given the right and option to purchase from the Company shares of the common stock, $.01 par value per share, ("Common Stock"), of the Company. Schedule A hereto, the provisions of which are incorporated by reference herein, sets forth (a) the maximum number of shares that the Holder may purchase upon exercise of this Option, (b) the exercise price per share of Common Stock purchasable hereunder, (c) the expiration date of this Option, (d) the vesting rate and (e) certain other terms and conditions applicable to this Option.

         This Option is and shall be subject in every respect to the provisions of the Company's 1998 Stock Option Plan, as the same may be amended from time to time (the "Plan"). A copy of the Plan is being delivered herewith, and the Plan is hereby incorporated herein by reference and made a part hereof. In the event of any conflict or inconsistency between the terms of this Option and those of the Plan, the terms of the Plan shall govern.

         This Option shall be exercised in whole or in part by the Holder's delivery to the Company of written notice (the "Notice of Exercise") setting forth the number of shares with respect to which this Option is to be exercised, together with (a) cash in an amount, or a check, bank draft or postal or express money order payable in an amount, equal to the aggregate exercise price for the shares being purchased, (b) with the consent of the Board (which term shall herein include the "Committee," as that term is defined in the Plan), shares of Common Stock having a fair market value equal to such aggregate exercise price;
(c) with the consent of the Board, a personal recourse note issued by the Holder to the Company in a principal amount equal to such


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aggregate exercise price and with such other terms, including interest rate and maturity, as the Board may determine in its discretion, provided that the interest rate borne by such note shall not be less than the lowest applicable federal rate, as defined in Section 1274(d) of the Internal Revenue Code of 1986, as amended; (d) with the consent of the Board, such other consideration that is acceptable to the Board and that has a fair market value, as determined by the Board, equal to such aggregate exercise price; or (e) with the consent of the Board, any combination of the foregoing. The "fair market value" of the Common Stock shall equal (i) the closing price per share on the date of grant of the Option as reported by the National Market System or another automated quotation system of the National Association of Securities Dealers, Inc., including the OTC Bulletin Board, (ii) if the Common Stock is not quoted on any such system, as reported by a national stock exchange or (iii) if the Common Stock is not listed on such an exchange, the fair market value as determined by the Board.

         SECOND: The Company, in its discretion, may file a registration statement on Form S- 8 under the Securities Act of 1933, as amended, to register shares of Common Stock reserved for issuance under the Plan. At any time at which such a registration statement is not in effect, it shall be a condition precedent to any exercise of this Option that the Holder shall deliver to the Company a customary "investment letter" satisfactory to the Company and its counsel in which, among other things, the Holder shall (a) state that he or she is acquiring shares of Common Stock subject to the Option for his or her own account for investment and not with a view to the resale or distribution thereof and (b) acknowledge that those shares are not freely transferable except in compliance with federal and state securities laws.

         THIRD: In order to exercise this option in whole or in part, the Holder shall deliver to the Company the Notice of Exercise and related investment letter, payment of exercise price pursuant to Paragraphs First and Second hereof and any agreement not inconsistent with the provisions of Section 7 of the Plan that may then be required by the Company in its sole discretion, including without limitation an executed counterpart of the Stockholder Agreement entered into by and among certain stockholders of the Company, or any amendment thereto, or successor agreement. As promptly as practicable after receipt by the Company, such materials, the Company shall deliver to the Holder (or if any other individual or individuals are exercising this Option, to such individual or individuals) a certificate registered in the name of the Holder (or the names of the other individual or individuals exercising this Option) and representing the number of shares with respect to which this Option is then being exercised; provided, however, that if any law or regulation or order of the Securities and Exchange Commission or any other body having jurisdiction in the premises shall require the Company or the Holder (or the individual or individuals exercising this Option) to take any action in connection with the shares then being purchased, the date for the delivery of the certificate for such shares shall be extended for the period necessary to take and complete such action. The Company may imprint upon said certificate the legend contemplated by Section 9.2 of the Plan and such other legends as counsel for the Company may consider appropriate. Delivery by the Company of the certificates for such shares shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Holder, at the address specified in the Notice. The Company will pay all fees or expenses necessarily incurred by the Company in connection with the issuance and delivery of shares pursuant to the exercise of this Option.

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         The Company will, at all times while any portion of this Option is outstanding, reserve and keep available, out of shares of its authorized and unissued Common Stock or shares of Common Stock held in treasury, a sufficient number of shares of its Common Stock to satisfy the requirements of this Option.

         FOURTH: If the Company shall effect any subdivision or consolidation of shares of its stock or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares outstanding, in any such case without receiving compensation therefor in money, services or property, then the number, class and per share price of shares of stock subject to this Option shall be appropriately adjusted in such a manner as to entitle the Holder to receive upon exercise of this Option, for the same aggregate cash consideration, the same total number and class of shares as he or she would have received as a result of the event requiring the adjustment had he or she exercised this Option in full immediately prior to such event.

         If the Company shall be a party to a reorganization or merger with one or more other corporations (whether or not the Company is the surviving or resulting corporation), shall consolidate with or into one or more other corporations, shall be liquidated, or shall sell or otherwise dispose of substantially all of its assets to another corporation (each a "Transaction"), then:

                  (a) subject to the provisions of clauses (b) and (c) below, after the effective date of the Transaction, the Holder of this Option shall be entitled, upon exercise hereof and at no additional cost, to receive shares of Common Stock or, if applicable, shares of such other stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of the Transaction;

                  (b) the Board may accelerate the time for exercise of this Option to a date prior to the effective date of the Transaction, as specified by the Board; or

                  (c) this Option may be canceled by the Board as of the effective date of the Transaction, provided that (i) notice of such cancellation shall have been given to the Holder and (ii) the Holder shall have the right to exercise this Option to the extent the same is then exercisable or, if the Board shall have accelerated the time for exercise of this Option, in full during the thirty-day period preceding the effective date of the Transaction.

         Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to this Option.

         FIFTH: Neither the Holder nor any other person shall, by virtue of the granting of this Option, be deemed for any purpose to be the owner of any shares of Common Stock subject to

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this Option or to be entitled to the rights or privileges of a holder of such shares unless and until this Option has been exercised pursuant to the terms hereof with respect to such shares and the Company has issued and delivered the shares to the Holder.

         SIXTH: This Option is not transferable by the Holder or by operation of law, otherwise than by will or under the laws of descent and distribution. This Option is exercisable, during the Holder's lifetime, only by the Holder.

          In the event that the Holder's employment with the Company or any subsidiary is terminated by the Company without "Cause" (as defined hereinafter), the Holder shall have the right to exercise this Option within thirty days after the latest date on which the Holder so ceases to be an employee of the Company or any subsidiary or parent (but not later than the expiration date of this Option) with respect to the shares which were purchasable by the Holder by exercise of this Option on such date.

         In the event that the Holder's employment is terminated by the Holder for any reason or by the Company for Cause, this Option shall terminate immediately. As used in this Option, "Cause" shall mean a determination by the Company (including the Board) or a subsidiary or parent that the Holder's employment with the Company or such subsidiary or parent should be terminated as a result of (i) a material breach by the Holder of any agreement to which the Holder and the Company (or such subsidiary or parent) are both parties, (ii) any act (other than retirement) by the Holder that may have a material and adverse effect on the business of the Company or any subsidiary or on the ability to perform services for the Company or such subsidiary, including the proven or admitted commission of any crime (other than an ordinary traffic violation), or
(iii) any material misconduct or material neglect of duties by the Holder in connection with the business or affairs of the Company or such subsidiary or parent.

         In the event of the death or permanent and total disability of the Holder prior to termination of the Holder's employment with the Company and all subsidiaries or parents and prior to the date of expiration of this Option, this Option shall terminate on the earlier of the expiration date of this Option or one year following the date of such death or disability.

         In the event of the death of the Holder prior to termination of the Holder's employment with the Company and all subsidiaries or parents and prior to the date of expiration of this Option, the Holder's executors, administrators or any individual or individuals to whom this Option is transferred by will or under the laws of descent and distribution, as the case may be, shall have the right to exercise this Option with respect to the number of shares purchasable by the Holder at the date of death.

         SEVENTH: The Holder agrees that, during the 180-day period commencing with the closing date of any public offering by the Company of shares of Common Stock pursuant to a registration statement filed under the Securities Act of 1933, as amended, or any successor act, the Holder will not, without the prior written consent of the representative or representatives of the underwriters of such offering, directly or indirectly, sell, offer to sell, contract to sell, grant any option for the sale of, assign, transfer, pledge, hypothecate or otherwise dispose of or encumber any shares of Common Stock acquired upon exercise of this Option, other than such

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shares, if any, as shall be covered by such registration statement or as shall be consented to by the Company and such representative or representatives. The Holder further agrees that, in order to facilitate any such public offering, (a) the agreements in this Paragraph Seventh shall be for the benefit of such underwriters as well as the Company and (b) upon request of such representative or representatives, the Holder will execute a separate written instrument to the effect set forth in the preceding sentence, with such changes therein as such representative or representatives may request, provided that such changes are not materially adverse to the interest of the Holder.

         EIGHTH: If the Company in its discretion determines that it is obligated to withhold tax with respect to shares of Common Stock received on exercise of this Option, the Holder agrees that the Company may withhold from the Holder's wages the appropriate amount of federal, state or local withholding taxes attributable to the Holder's exercise of such Option. At the Company's discretion, the amount required to be withheld may be withheld in cash from such wages or (with respect to compensation income attributable to the exercise of this Option) in kind from the Common Stock otherwise deliverable to the Holder on exercise of this Option. The Holder further agrees that, if the Company does not withhold an amount from the Holder's wages sufficient to satisfy the Company's withholding obligation, the Holder will remit to the Company on demand, in cash, the amount estimated by the Company to be underwithheld.

         NINTH: Any notice to be given to the Company hereunder shall be deemed sufficient if addressed to the Company and delivered at the office of the Chief Financial Officer of the Company, or to such other officer or at such other address as the Company may hereafter designate, or when deposited in the mail, postage prepaid, addressed to the attention of the Chief Financial Officer of the Company at such office or other address.

         Any notice to be given to the Holder hereunder shall be deemed sufficient if addressed to and delivered in person to the Holder at his address furnished to the Company or when deposited in the mail, postage prepaid, addressed to the Holder at such address.

         TENTH: This Option is subject to all laws, regulations and orders of any governmental authority which may be applicable thereto and, notwithstanding any of the provisions hereof, the Holder agrees that he will not exercise the Option granted hereby nor will the Company be obligated to issue any shares of stock hereunder if the exercise thereof or the issuance of such shares, as the case may be, would constitute a violation by the Holder or the Company of any such law, regulation or order or any provision thereof.

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         IN WITNESS WHEREOF, the Company has caused this instrument to be executed in its name and on its behalf as of the effective date.


                                  DYNAGEN, INC.



                                  By:___________________________________________
                                  Name:
                                  Title:




Acknowledgment

         The undersigned Holder acknowledges receipt of this Stock Option Agreement, including Schedule A hereto, and a copy of the 1998 Stock Option Plan, and agrees to be bound by all obligations of the Holder as set forth in such Stock Option Agreement.

                                  HOLDER

                                  ______________________________________________
                                  Name



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                                   SCHEDULE A

                                  DYNAGEN, INC.

                             INCENTIVE STOCK OPTION
                             ----------------------


Date of Grant:                          February 4, 1999
                                        ---------------------

Name of Holder:                         Steven Georgiev
                                        ---------------------

Address:                                142 Arlington Street
                                        ---------------------

                                        Winchester, MA 01890
                                        ---------------------


Social Security Number:                 ###-##-####
                                        ---------------------

Maximum number of shares for which
this Option is exercisable:             200,000
                                        ---------------------

Exercise (purchase) price per share:    $.01
                                        ---------------------

Expiration date of this Option:         February  4, 2004
                                        ---------------------

Vesting rate:                           These options vest pro rata on a monthly
                                        basis over the course of the year for
                                        the number of months during which
                                        Mr. Georgiev serves as a Director or
                                        officer of the Company.
                                        ----------------------------------------


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Other terms and conditions:             NONE
                                        ----